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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 21, 2000
                        (Date of earliest event reported)



                             OPEN PLAN SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                       0-20743                  54-1515256
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

        4299 Carolina Avenue, Building C
               Richmond, Virginia                          23222
    (Address of Principal Executive Offices)            (Zip Code)



              Registrant's telephone number, including area code:
                                 (804) 228-5600



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Item 5.      Other Events.

         Amendment to Voting and Standstill Agreement. The Registrant, Great Lakes Capital, LLC, a Delaware limited liability company ("LLC"), and Great Lakes Capital, Inc., a Delaware corporation ("GLC") entered into a Voting and Standstill Agreement, dated June 17, 1998 (the "Standstill Agreement"), which established certain conditions of LLC's and GLC's relationship with the Registrant, including limiting, in general, the ownership by LLC and its affiliates to no greater than 21.0% of the "Adjusted Outstanding Shares" of Common Stock of the Registrant, as such term as defined in the Standstill Agreement.

         The Standstill Agreement has been amended to permit LLC and its affiliates to acquire Common Stock of the Registrant up to 25.0% of Adjusted Outstanding Shares. Amendment No. 1 to Voting and Standstill Agreement, dated as of July 21, 2000 (the "Standstill Amendment"), is attached hereto as an exhibit and is incorporated herein by reference.

         Amendment to Registration Rights Agreement. The Registrant and LLC entered into a Registration Rights Agreement, dated June 17, 1998 (the
"Registration Rights Agreement"), in order to provide certain registration rights to LLC in order to facilitate the resale of shares of Common Stock of the Registrant which may be purchased by the LLC pursuant to a Non-Qualified Stock Option Agreement, dated as of June 17, 1998, between the Registrant and LLC, relating to a Management and Consulting Agreement, dated as of June 17, 1998 (the "Consulting Agreement"), between the Registrant and LLC, as well as certain additional shares of Common Stock of the Registrant that LLC and its affiliates might acquire following the date of the Consulting Agreement.

          Concurrently with the Standstill Amendment, which permits LLC and its affiliates to acquire Common Stock up to 25.0% of Adjusted Outstanding Shares, the Registration Rights Agreement has been amended to provide registration rights for certain additional acquisitions of the Registrant's Common Stock by LLC and its affiliates as now permitted by the Standstill Agreement (as amended by the Standstill Amendment). Amendment No. 1 to Registration Rights Agreement, dated as of July 21, 2000, is attached hereto as an exhibit and is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)   Exhibits.

             Exhibit No.       Description
             -----------       -----------

             10.1 Amendment No. 1 to Voting and Standstill Agreement, dated as of July 21, 2000, between the Registrant, Great Lakes Capital, LLC and Great Lakes Capital, Inc.

             10.2 Amendment No. 1 to Registration Rights Agreement, dated as of July 21, 2000, between the Registrant and Great Lakes Capital, LLC.



                                      -2-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OPEN PLAN SYSTEMS, INC.



Dated:  July 26, 2000                   By: /s/ Neil F. Suffa
                                            ------------------------------------
                                            Neil F. Suffa
                                            Chief Financial Officer




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                                INDEX TO EXHIBITS


Exhibit No.          Description
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   10.1              Amendment No. 1 to Voting and Standstill  Agreement,  dated as of July 21, 2000,  between the  Registrant,  Great Lakes
                     Capital, LLC and Great Lakes Capital, Inc.

   10.2 Amendment No. 1 to Registration Rights Agreement, dated as of July 21, 2000, between the Registrant and Great Lakes Capital, LLC.